PENN SERIES FUNDS, INC.

Supplement dated September 20, 2016

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Balanced Fund and each of the “LifeStyle Funds” (Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund, Moderately Conservative Allocation Fund and Conservative Allocation Fund)

Effective October 1, 2016, Mark Heppenstall and Zhiwei Ren will replace Keith G. Huckerby and Jennifer Moroney as co-portfolio managers of the Balanced Fund and each of the LifeStyle Funds.

As a result of the foregoing, the information in the Prospectus under the heading “Portfolio Managers” in the Balanced Fund’s and each of the LifeStyle Fund’s “Fund Summary” sections is hereby replaced in its entirety by the following:

Portfolio Managers

Mark Heppenstall, CFA, Chief Investment Officer, Portfolio Manager of PMAM, has served as portfolio manager of the Fund since October 2016.

Zhiwei Ren, CFA, Managing Director, Portfolio Manager of PMAM, has served as portfolio manager of the Fund since October 2016.

The third through seventh paragraphs under the heading “Management — Investment Adviser” of the Prospectus are hereby replaced in their entirety by the following:

Mark Heppenstall, CFA, Chief Investment Officer, Portfolio Manager of PMAM, is co-manager for the Money Market, Limited Maturity Bond, Quality Bond, Balanced, and LifeStyle Funds. Mr. Heppenstall, with over 27 years of investment experience, also served as Managing Director and Portfolio Manager of Penn Mutual from June 2014 to December 2014. Prior to Penn Mutual, Mr. Heppenstall worked for 16 years as Managing Director of Fixed Income at Pennsylvania Public School Employees’ Retirement System.

Zhiwei Ren, CFA, Managing Director, Portfolio Manager of PMAM, is co-manager for the Money Market, Limited Maturity Bond, Quality Bond, Balanced, and LifeStyle Funds. Mr. Ren, with over 10 years of investment experience, also served as Managing Director and Portfolio Manager of Penn Mutual from 2011 to 2014. Prior to Penn Mutual, Mr. Ren worked for three years as a Director of Quantitative Research at Genworth Financial and two years as an Investment Managing Consultant at Aflac.

Greg Zappin, Managing Director, Portfolio Manager of PMAM, is co-manager for the Money Market, Limited Maturity Bond and Quality Bond Funds. Mr. Zappin, with over 20 years of investment experience, also served as Managing Director and Portfolio Manager of Penn Mutual from 2012 to 2014. Prior to Penn Mutual, Mr. Zappin worked for five years as a Senior Research Analyst at Logan Circle Partners.

In the SAI, under the section “General Information — Portfolio Managers — Penn Mutual Asset Management, LLC,” the portfolio manager ownership and other accounts managed information is hereby replaced in its entirety by the following:

Fund Shares Owned by Portfolio Managers. As of August 31, 2016, no PMAM portfolio manager beneficially owned shares of the Funds that he managed.

Other Accounts. In addition to certain of the PMAM-Managed Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of August 31, 2016.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts*	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark Heppenstall	0	$0	1	$106.6	4	$13,343.8
Zhiwei Ren	0	$0	1	$106.6	4	$13,343.8
Greg Zappin	0	$0	1	$106.6	4	$13,343.8

*	With respect to the Other Pooled Investment Vehicles, approximately $106.2 million in assets was subject to performance-based advisory fees.

The changes described above will have no effect on the Funds’ investment objectives or principal investment strategies. The changes also will not affect the Funds’ fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM8221    10/16